UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

HUB GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27754	36-4007085
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Hub Group Way Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 271-3600

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	HUBG	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 19, 2026, Hub Group, Inc. (the “Company”) received an expected notice (the “Notice”) from the listing qualifications staff of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, as a result of the Company not having timely filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 (the “Q126 Form 10-Q”), it is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”), which requires companies with securities listed on Nasdaq to timely file all required periodic reports with the Securities and Exchange Commission.

Following the Company being unable to timely file its Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Form 10-K”), the Company submitted a plan to Nasdaq to regain compliance with the Rule. As previously disclosed, Nasdaq granted the Company a 180-day exception period, or until September 14, 2026, to file the 2025 Form 10-K and regain compliance with the Rule.

The Notice provides that the Company has until June 3, 2026 to submit an updated plan to regain compliance with the Rule, including its plans to file the Q126 Form 10-Q, and that, if granted, any additional exception to allow the Company to regain compliance with all delinquent filings will be limited to a maximum of 180 calendar days from the due date of the 2025 Form 10-K, or September 14, 2026. The Company intends to timely submit an updated plan to Nasdaq to regain compliance with the Rule, indicating that it expects to file the 2025 Form 10-K and Q126 Form 10-Q on or prior to September 14, 2026.

The Notice has no immediate effect on the listing or trading of shares of the Company’s Class A common stock on the Nasdaq Global Select Market.

Item 7.01.	Regulation FD Disclosure.

On May 21, 2026, the Company issued a press release announcing its receipt of the Notice from Nasdaq. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued on May 21, 2026.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not historical facts are forward-looking statements provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995, including statements regarding regaining compliance with Nasdaq’s listing rules and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that might cause the actual performance of the Company to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the Company’s ability to complete the previously-announced restatement of its financial statements; further delays in the financial close process or the related audit of the Company’s consolidated financial statements for the year ended December 31, 2025; and other risks discussed under the “Risk Factors” section in the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. These forward-looking statements speak only as of the date hereof, and the Company assumes no obligation to update any such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hub Group, Inc.
Date: May 21, 2026

	By:	/s/ Kevin W. Beth
	Name:	Kevin W. Beth
	Title:	Executive Vice President, Chief Financial Officer and Treasurer